LICENSE AGREEMENT	12 Months Ended
Dec. 31, 2024
License Agreement
LICENSE AGREEMENT

Note 8 - LICENSE AGREEMENT

On July 29, 2024, Legacy Dragonfly and Battle Born LLC, a wholly-owned subsidiary of Legacy Dragonfly, entered into the License Agreement with Stryten. Under the terms of the License Agreement, Battle Born LLC granted Stryten an exclusive, worldwide license to use certain trademarks associated with the Company’s lithium-ion battery brand, Battle Born Batteries®, for business-to-business battery sales in specified markets. In exchange, Stryten paid an initial licensing fee of $5,000 and will make additional mid-single digit royalty payments to be paid based on net sales to be paid quarterly utilizing the licensed trademarks, with total royalties capped at $25,000. Once the cap is reached, Stryten will be required to pay a nominal annual license fee. The License Agreement is perpetual unless terminated in accordance with its terms. Concurrently, the Company transferred all intellectual property rights related to the licensed trademarks to Battle Born LLC and retained a worldwide license outside of Stryten’s designated markets. The $5,000 initial licensing fee is being recognized as revenue on a straight-line basis over five years, which reflects the period over which the Company expects to satisfy its performance obligations and the customer is expected to benefit from the license. For the year ended December 31, 2024, the Company has recorded $417 in revenue related to the amortization of the License Agreement and no royalty payments have been received or earned. As of December 31, 2024, the Company has recorded $1,000 in short term deferred revenue and $3,583 in long-term deferred revenue related to the license agreement.

Dragonfly Energy Holdings Corp.

Notes to Consolidated Financial Statements

(in thousands, except share and per share data)